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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         SEPTEMBER 17, 1999
                                                ---------------------------
                                                        (SEPTEMBER 17, 1999)
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                         CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         OKLAHOMA                1-13726                  73-1395733
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(State or other jurisdiction   (Commission     (IRS Employer Identification No.)
      of incorporation)        File Number)



     6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA        73118
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           (Address of principal executive offices)            (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)





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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On September 17, 1999, Chesapeake Energy Corporation ("Chesapeake") issued a press release to announce the planned sale of Gothic Energy Corporation common stock. The September 17, 1999 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on September 17, 1999.















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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         CHESAPEAKE ENERGY CORPORATION



                                         BY: /s/ AUBREY K. MCCLENDON
                                             ---------------------------
                                                 AUBREY K. MCCLENDON,
                                              Chairman of the Board and
                                               Chief Executive Officer

Dated: September 17, 1999


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                                 EXHIBIT INDEX



EXHIBIT           DESCRIPTION
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  99       Press Release issued by the Registrant on September 17, 1999.




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